UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2024	(December 4, 2024)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware Ohio	43015
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Former name, former address and former fiscal year, if changed since last report: Not Applicable

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On December 4, 2024, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its fourth quarter and fiscal year ended October 31, 2024. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release includes various non-GAAP financial measures, including measures such as net income excluding the impact of certain adjustments, earnings per diluted Class A share excluding the impact of certain adjustments, consolidated adjusted EBITDA, adjusted free cash flow and net debt. Management of the Company uses these non-GAAP financial measures to evaluate ongoing operations and believes that these non-GAAP financial measures are useful to investors. The exclusion of the impact of the identified adjustments enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified adjustments provides a stable platform on which to compare the historical performance of the Company and that investors desire this information.
The non-GAAP financial measures included in the Earnings Release should be read together with our financial results. These non-GAAP financial measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP financial measures included in the Earnings Release.

Section 7 – Regulation FD

Item 7.01.    Regulation FD Disclosure.
The information in this Item 7.01 of this Current Report on Form 8-K of Greif, Inc. is being furnished in order to provide certain historical financial information of the Company in a revised presentation aligned with the Company’s new reportable segment structure described below.

The Company previously reported its financial results in three reportable segments: Global Industrial Packaging (“GIP”); Paper Packaging & Services; and Land Management. Beginning in the first day of the first fiscal quarter of 2025, the Company implemented changes to its reporting structure, moving to a material solution-based structure. The Company believes this structure will enable it to more efficiently utilize its robust scale and global network of facilities, align operations to capitalize on its deep subject matter expertise, enable further innovation and growth, and optimize cross-selling and margin expansion opportunities. This internal re-alignment has resulted in a change in the Company's reportable segments.

Starting with the first fiscal quarter of 2025, the Company will report its financial results in four reportable segments: Customized Polymer Solutions; Durable Metal Solutions; Sustainable Fiber Solutions; and Integrated Solutions. The products and services included in each of these reportable segments are as follows:

• Customized Polymer Solutions: Operations in the Customized Polymer Solutions reportable segment involve the production and sale of a comprehensive line of polymer based packaging products, such as plastic drums, rigid intermediate bulk containers and small plastics. The Company’s polymer-based packaging products and services are sold on a global basis to customers in industries such as chemicals, food and beverage, agricultural, pharmaceutical and mineral products, among others.

• Durable Metal Solutions: Operations in the Durable Metal Solutions reportable segment involve the production and sale of metal-based packaging products, including a wide variety of steel drums. The Company’s metal-based packaging products are sold on a global basis to customers in industries such as chemicals, petroleum, agriculture and paints and coatings, among others.

• Sustainable Fiber Solutions: Operations in the Sustainable Fiber Solutions reportable segment involve the production and sale of fiber-based packaging products, including fiber drums, containerboard, corrugated sheets, corrugated containers, tubes and cores and specialty partitions made from both containerboard, uncoated recycled board and coated recycled board. The Company's fiber-based packaging products are sold in North America in industries such as packaging, automotive, construction, food and beverage and building products. In addition, this reportable segment is involved in the management and sale of timber, timberland and special use properties in the southeastern United States.

• Integrated Solutions: Operations in the Integrated Solutions reportable segment involve the production and sale of complimentary packaging products, such as paints, linings and closure systems for industrial packaging products and related services, such as container life cycle management. In addition, this reportable segment is involved in the purchase and sale of recycled fiber and the production and sale of adhesives used in our paperboard products. These products and services are used internally by the Company and are also sold to external customers.

On each of March 1, 2024, June 7, 2024, September 3, 2024 and with the filing of this Current Report, the Company filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K and furnished under Item 2.02, Item 7.01 and Exhibit 99.2 thereto an earnings release of its financial results for the immediately preceding quarterly period (collectively, the “2024 Earnings Releases”).

Exhibit 99.2 to this Form 8-K is being furnished under Item 7.01 and presents certain historical financial information of the Company in respect of the 2024 Earnings Releases. As discussed above, beginning with the first fiscal quarter of 2025, the Company is reporting its financial results in four reportable segments by material solution, and the additional historical information being furnished presents such information in a manner that is aligned with the new reportable segment structure.

The information furnished in this Item 7.01 and Exhibit 99.2 thereto does not otherwise reflect activities or events occurring after the Company filed the 2024 Earnings Releases and does not modify or update the disclosures therein in any way other than to present certain historical financial information for the previous reportable segments as if the new segments existed during the Company's 2023 and 2024 fiscal years. The information furnished in this Item 7.01 in no way revises or restates previously filed financial information. Therefore, this Form 8-K and Exhibit 99.2 furnished hereunder should be read in conjunction with the 2024 Earnings Releases and the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2024, April 30, 2024 and July 31, 2024, and the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2023, all as filed with the SEC.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 4, 2024 announcing the financial results for its fourth quarter and fiscal year ended October 31, 2024.
99.2	Certain historical financial information presented under new reportable segment structure.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: December 5, 2024	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer